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                                                                   EXHIBIT 10.62


                                SUPPORT AGREEMENT


Interstate Telephone Company, Inc., a Georgia Corporation, located at 910 First Avenue, P.O. Box 510, West Point, Georgia 31833 (hereinafter referred to as "ITC") by signature agrees to grant and

                    ITC Service Company
                    1239 O.G. Skinner Drive
                    West Point, GA 31833

(Hereinafter referred to as the "Service Co") agrees to accept on the following terms and conditions, support and miscellaneous services detailed below. ITC agrees to accept on the following terms and conditions, the miscellaneous services provided by Service Co.

1.     INCLUSIONS FOR SERVICES PROVIDED TO SERVICE CO BY ITC:

              A. Provide support for mail / postage services - External and Internal Mail
              B. Support & maintenance on personal computers, network, video conferencing equipment, board room computer and presentation equipment, accounting and fixed asset software, tax, network and desktop software.
              C. Support for payroll & management of employment related benefits programs

2.     SUPPORT FEES FOR SERVICES PROVIDED BY ITC TO SERVICE CO:

              1A. Mail & postage services - $450.00 per month plus actual cost of postage
              1B. IT Support - $5,255 per month per attached schedule. A one time license fee of $20,500 to compensate ITC for capital cost of hardware and software
              1C. Payroll & HR benefits management - $250.00 per month plus actual cost of any specific payroll or benefit fees

3.     INCLUSIONS FOR SERVICES PROVIDED TO ITC BY SERVICE CO:

              A.     Scheduling, collection and billing for cabin utilization
              B. Storage of old financial records and equipment at facilities owned by Service Co

4.     SUPPORT FEES FOR SERVICES & FACILITIES PROVIDED BY SERVICE CO TO ITC:

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              3A.    Scheduling & management of cabin utilization - $100 per
                     month
              3B. Storage fee will be based on square footage used x $0.85 per square foot. To be billed monthly.

5.     OTHER FEES:

              A. Service Co will be billed for telephone and cable services per usage with appropriate local companies.
              B. Service Co will be billed extra software development fees at $47 per hr for development of new lotus notes applications or other software specifically requested by the company for their use.
              C. Service Co will be billed for all software upgrades and new software ordered and utilized specifically for them.
              D. Service Co will be billed for all personal computers and hardware ordered and utilized specifically for them.
              E. Service Co will be billed for concession lines for 10 of their current employees. No new concession lines will be given to employees of Service Co.

6.     EFFECTIVE DATE AND TERMINATION:

       This agreement is effective as of the date accepted by both parties below. Prices are subject to change January 1st of each year, beginning with January 2002. The Agreement is automatically renewed January 1st of each year, if no written notice of termination has been given. Service Co and ITC may terminate receiving services within this Agreement upon thirty (30) days written notice. Termination of part of the services will not terminate this Agreement on the other services. Both companies agree to continue providing services until termination by the other party.


Accepted by:                             Accepted by:

Interstate Telephone Company             ITC Service Company
Signature:  /s/ Felix L. Boccucci        Signature:  /s/ William H. Scott, III
          --------------------------               -----------------------------
Typed Name:  Felix L. Boccucci           Typed Name:  William H. Scott, III
           -------------------------                ----------------------------
Title: Vice President                    Title:  President and COO
      ------------------------------           ---------------------------------
Date:  November 2, 1999                  Date:   October 29, 1999
     -------------------------------          ----------------------------------

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                               SERVICES AGREEMENT

       This Services Agreement (this "Agreement") is made and entered into as of the 2nd day of November, 1999, by and between KNOLOGY, Inc., a Delaware corporation ("KNOLOGY"), and ITC Service Company, a Georgia corporation ("ITC").

                                    RECITALS

       WHEREAS, the parties desire to obtain services from each other on the terms and conditions set forth in this Agreement.

       NOW THEREFORE, for and in consideration of the covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

       1. Services. KNOLOGY agrees to provide ITC with certain services, as described on Exhibit "A". In consideration for the provision of these services by KNOLOGY, ITC agrees to provide KNOLOGY with certain services, as described in Exhibit "A", and agrees to pay KNOLOGY the amount of five thousand Dollars ($5,000) per month. KNOLOGY will pay ITC to store documents at a rate of eighty-five cents per foot.

       2. Term. This Agreement is effective as of the date set forth above. ITC Service Company may terminate this Agreement upon giving thirty (30) days written notice to KNOLOGY, Inc.

       3. Confidentiality. KNOLOGY and ITC recognize they will come into possession of confidential or proprietary information of the other company, including without limitation financial information, methods of operation, marketing information and plans, technical data, and other similar information (collectively, the "Confidential Information"). Accordingly, KNOLOGY and ITC agree that they will treat as confidential and will not, directly or indirectly, use or disclose any Confidential Information during the term of this Agreement and for a period of three years thereafter.

       4. Relationship of the Parties. In performing its obligations and services hereunder, each party shall act at all times as an independent contractor, and nothing contained herein shall be deemed or construed to create any partnership or joint venture between KNOLOGY and ITC.

       5. Miscellaneous. This Agreement contains the entire agreement between the parties with respect to the subject matter herein. No modifications or amendments of this Agreement shall be binding upon either party unless set forth in writing duly executed by each party. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal, invalid or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be


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deemed modified to the extent necessary in the court's opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the parties set forth herein. This Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the internal laws of the state of Georgia. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                         KNOLOGY, INC.

                                         By:     /s/ Felix L. Boccucci, Jr.
                                            -------------------------------
                                         Name:   Felix L. Boccucci, Jr.
                                              -----------------------------
                                         Title:  VP - Business Development
                                               ----------------------------


                                         ITC SERVICE COMPANY

                                         By:     /s/ William H. Scott, III
                                            ------------------------------
                                         Name:   William H. Scott, III
                                              ----------------------------
                                         Title:  President and COO
                                               ---------------------------


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                                   EXHIBIT "A"


       SERVICES PROVIDED BY KNOLOGY

       Mail support, computer and technology support, payroll services and administrative support for benefit programs.

       SERVICES PROVIDED BY ITC

       Storage facilities for documents and administrative support for conference facilities.



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